EXHIBIT 10.1


                       SIXTH AMENDMENT TO LOAN AGREEMENT

     THIS SIXTH AMENDMENT TO LOAN AGREEMENT (the "Sixth Amendment"), is made and entered into this 17 day of February, 2010, by and among HERLEY INDUSTRIES, INC. (the "Borrower"), MANUFACTURERS AND TRADERS TRUST COMPANY and PNC BANK, NATIONAL ASSOCIATION, successor to Bank of Lancaster County, a division of BLC Bank N.A., successor to Bank of Lancaster County, N.A. (each a "Lender" and collectively, the "Lenders") and MANUFACTURERS AND TRADERS TRUST COMPANY, as agent (in such capacity, the "Agent").

                               B A C K G R O U N D

     A. Borrower has borrowed from Lenders and desires to continue to borrow from Lenders in connection with the operation of its business(es). On April 30, 2007, the parties entered into a Loan Agreement, upon which monies have been advanced, which was amended by an Amendment to Loan Agreement dated May 2, 2008, a Second Amendment to Loan Agreement dated September 11, 2008, a Third Amendment to Loan Agreement dated May 4, 2009, a Fourth Amendment to Loan Agreement dated July 30, 2009 and a Fifth Amendment to Loan Agreement dated October 13, 2009 (as amended, the "Loan Agreement"). The Loan Agreement is incorporated herein by reference and made a part hereof. All capitalized terms used herein without definition which are defined in the Loan Agreement shall have the meanings set forth therein.

     B. Borrower has requested Lenders to amend certain provisions of the Loan Agreement.

     C. The parties desire to enter into this Sixth Amendment to effectuate such amendments.

     D. Borrower has no defense, charge, defalcation, claim, plea, demand or set-off against the Loan Agreement or any of the Loan Documents.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. That the above Background is incorporated herein by reference.

     2. That the definition of "Revolving  Credit  Maturity  Date"  contained in
Section 1.1 of the Loan Agreement be and hereby is amended to substitute "March 31, 2012" for "March 31, 2011" appearing therein

     3. That the Borrower reaffirms and restates the representations and warranties set forth in Section 7 of the Loan Agreement, as amended by this Sixth Amendment, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date(s). The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that (i) this Sixth Amendment has been duly authorized, executed and delivered and constitute a legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms; (ii) the Borrower is not in default under the Loan Agreement or any of the other Loan Documents, and the Borrower is in full compliance with all of the terms and conditions thereof; (iii) no event exists, or is likely to exist in the future, which with the passage of time, notice, or both, will constitute a default under the Loan Agreement or any of the other

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Loan  Documents;  and (iv) there have been no  material  adverse  changes in the
Borrower's financial condition or operations which would cause the Borrower to be in default under any of the financial covenants contained in the Loan Documents.

     4. That the terms and conditions, paragraph sections, collateral and guaranty requirements, representations and warranties of the Loan Agreement and Loan Documents, together with all understandings by and between the parties to this Sixth Amendment evidenced by writings of the same or subsequent date not in conflict with the above modifications under this Sixth Amendment shall remain in full force and effect as the agreement of the parties relative to the Loans, and are hereby ratified, reaffirmed and confirmed. Any past, present or future delay or failure of the Agent and the Lenders to demand or enforce strict performance of each term and condition of the Loan Agreement and Loan Documents, and any past, present or future delay or failure of the Agent or the Lenders to exercise any right, power or privilege shall not be deemed or construed as a waiver with respect to the same or any other matter, or preclude the future exercise of such right, power or privilege, or be construed or deemed to be a waiver of or acquiescence in any such default.

     5. That all references to the Loan Agreement, the Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith, as well as in writings of the same or subsequent date, shall mean the Loan Agreement as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time. Further, all references to Bank of Lancaster County, N.A. in the Loan Agreement, the Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall now be deemed to have been made and to refer to PNC Bank, National Association, successor to Bank of Lancaster County, a division of BLC Bank, N.A., successor to Bank of Lancaster County, N.A.

     6. That the parties hereto shall, at any time, and from time to time following the execution of this Sixth Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Sixth Amendment.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower, the Lenders and the Agent have caused this Sixth Amendment to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

ATTEST/WITNESS:                 HERLEY INDUSTRIES, INC.

/S/__________________________   By: /S/_________________________________________


Title: V.P. Human Resources     Title: Chief Financial Officer
       --------------------            -----------------------


                                MANUFACTURERS AND TRADERS
                                TRUST COMPANY, in its capacities as
                                Agent and Lender


                                By:  /s/
                                     -------------------------------------------
                                     Jane E. McMinn, Vice President


                                PNC BANK, NATIONAL ASSOCIATION

                                By:  /s/
                                     -------------------------------------------

                                Title:  V. P.
                                     -------------------------------------------


[6th  Amended  to  Loan  Agreement  by  and  among  Herley   Industries,   Inc.,
Manufacturers and Traders Trust Company and PNC Bank, National Association and Manufacturers and Traders Trust Company, as agent].